UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 12, 2025

VERITEX HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 800

Dallas, Texas 75225

(Address of principal executive offices)

(972) 349-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VBTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously reported, on July 13, 2025, Huntington Bancshares Incorporated (“Huntington”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Veritex Holdings, Inc. (“Veritex”), pursuant to which Veritex will merge with and into Huntington (the “Merger”), with Huntington surviving the Merger.

In connection with the Merger, Huntington filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 on July 21, 2025, as amended on August 8, 2025, which was declared effective by the SEC on August 12, 2025, and which contained a proxy statement of Veritex and also constituted a prospectus of Huntington. Veritex filed a definitive proxy statement/prospectus with the SEC on August 15, 2025 (the “proxy statement/prospectus”), which Veritex first mailed to Veritex shareholders on or about August 18, 2025.

Following the announcement of the Merger Agreement and as of the date of this Current Report on Form 8-K, the following lawsuits were filed in the Supreme Court of the State of New York and the Circuit Court of the Twentieth Judicial Circuit of Florida by purported stockholders against Veritex, its directors and (in one case) Huntington: Kelly v. Veritex et al. (Sup. Ct. N.Y.); Brady v. Veritex et al. (Sup. Ct. N.Y.); Garfield v. Veritex et al., Case No. 25001156CA (Cir. Ct. Fla.) (together, the “Complaints”). Additionally, Veritex received several demand letters from counsel representing individual purported stockholders of Veritex (collectively, the “Demands” and, together with the Complaints, the “Matters”). The Matters allege, among other things, that Huntington, Veritex and the other named defendants caused a false and misleading registration statement relating to the Merger to be filed with the SEC in violation of certain state securities laws and common law, Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder.

Huntington and Veritex believe that the claims asserted in the Matters are without merit and that supplemental disclosures are not required or necessary under applicable laws. However, in order to avoid the risk that the Matters delay or otherwise adversely affect the Merger, and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, and reserving all rights to contest the substantive allegations in the Matters, and the jurisdiction of courts in which the Complaints were filed, the proxy statement/prospectus is being supplemented by this Current Report on Form 8-K. Huntington, Veritex and the other named defendants deny that they have violated any laws or breached any fiduciary duties. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or in the proxy statement/prospectus. To the contrary, Huntington, Veritex and the other named defendants specifically deny all allegations in the Matters and that any additional disclosure was or is required in the proxy statement/prospectus.

SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS

The information set forth below supplements the proxy statement/prospectus and should be read in conjunction with the proxy statement/prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the proxy statement/prospectus, the information contained herein supersedes the information contained in the proxy statement/prospectus. All page references below are to pages in the proxy statement/prospectus, and terms used below shall have the meanings set forth in the proxy statement/prospectus (unless otherwise defined below).

The disclosure on page 35 of the proxy statement/prospectus under the section “The Merger—Background of the Merger” is hereby supplemented by adding the following language after the last sentence of the third paragraph of such page:

The Veritex Board Executive Committee consisted of C. Malcolm Holland, the Chairman of the Board, Mark C. Griege, the Lead Independent Director, the chairs of the Compensation, Audit, Corporate Governance and Nominating and Enterprise Risk Committees of the Veritex Board, Messrs. Bozeman, Lerner, Morrison and Fallon, respectively, and Manuel J. Mehos. The Veritex Board Executive Committee would regularly hold meetings between Veritex Board meetings to provide oversight, input and guidance to Chairman Holland and Veritex management.

The disclosure on page 36 of the proxy statement/prospectus under the section “The Merger—Background of the Merger” is hereby supplemented by adding the following paragraph below the fourth full paragraph of such page:

A few weeks after discussions with Company B ceased, equity markets began to generally stabilize and regional bank stock prices rebounded. Amidst the background of improved market conditions, Chairman Holland remained open to preliminary discussions with third parties about opportunities that could benefit Veritex's shareholders.

The disclosure on page 36 of the proxy statement/prospectus under the section “The Merger—Background of the Merger” is hereby supplemented by adding the following language to the end of the last paragraph of such page:

The mutual nondisclosure agreement was entered into to facilitate the confidential exchange of information between Huntington and Veritex to aid in preliminary discussions so that the parties could better assess a potential transaction and provide their respective boards of directors meaningful information about such a potential transaction. The confidentiality agreement did not obligate either party to proceed with the transaction and did not contain standstill or similar provisions.

The disclosure on page 48 of the proxy statement/prospectus under the section “The Merger—Opinion of Veritex’s Financial Advisor” is hereby supplemented by adding the following paragraph below the first table:

The low and high stock price-to-tangible book value per share multiples of the selected companies in the “Veritex Selected Companies Analysis” were 1.15x and 1.78x, respectively, the low and high stock price-to-2025 estimated EPS multiples of the selected companies were 9.6x and 16.5x, respectively, and the low and high stock price-to-2026 estimated EPS multiples of the selected companies were 8.5x and 15.5x, respectively.

The disclosure on page 50 of the proxy statement/prospectus under the section “The Merger—Opinion of Veritex’s Financial Advisor” is hereby supplemented by adding the following paragraph below the first table:

The low and high stock price-to-tangible book value per share multiples of the selected companies in the “Huntington Selected Companies Analysis” were 1.36x and 2.20x, respectively, the low and high stock price-to-2025 estimated EPS multiples of the selected companies were 11.0x and 12.9x, respectively, and the low and high stock price-to-2026 estimated EPS multiples of the selected companies were 9.7x and 11.3x, respectively.

The disclosure on page 50 of the proxy statement/prospectus under the section “The Merger—Opinion of Veritex’s Financial Advisor” is hereby supplemented by amending and restating the table of selected transactions:

Acquiror	Acquired Company	Announcement Date
Columbia Banking System, Inc.	Pacific Premier Bancorp, Inc.	4/23/2025
Berkshire Hills Bancorp, Inc.	Brookline Bancorp, Inc.	12/16/2024
Old National Bancorp	Bremer Financial Corporation	11/25/2024
Atlantic Union Bankshares Corporation	Sandy Spring Bancorp, Inc.	10/21/2024
Renasant Corporation	The First Bancshares, Inc.	7/29/2024
SouthState Corporation	Independent Bank Group, Inc.	5/20/2024
UMB Financial Corporation	Heartland Financial USA, Inc.	4/29/2024
Provident Financial Services, Inc.	Lakeland Bancorp, Inc.	9/27/2022
Raymond James Financial, Inc.	TriState Capital Holdings, Inc.	10/20/2021
Valley National Bancorp	Bank Leumi Le-Israel Corporation	9/23/2021
First Interstate BancSystem, Inc.	Great Western Bancorp, Inc.	9/16/2021
Old National Bancorp	First Midwest Bancorp, Inc.	6/1/2021
New York Community Bancorp, Inc.	Flagstar Bancorp, Inc.	4/26/2021

The disclosure on page 51 of the proxy statement/prospectus under the section “The Merger—Opinion of Veritex’s Financial Advisor” is hereby supplemented by adding the following paragraph below the first table:

The low and high price-to-tangible book value per share multiples of the selected transactions in the “Selected Transactions Analysis” were 0.99x and 1.84x, respectively, the low and high pay-to-trade ratios of the selected transactions were 0.55x and 1.19x, respectively, the low and high price-to-Core LTM EPS multiples of the selected transactions were 3.9x and 20.3x, respectively, the low and high price-to-FWD EPS multiples of the selected transactions were 9.3x and 15.6x, respectively, and the low and high core deposit premiums of the selected transactions were (0.0%) and 8.7%, respectively. For the 12 selected transactions in which the acquired company was publicly traded, the low and high one-day market premiums of the selected transactions were 1.0% and 28.9%, respectively.

The disclosure on page 53 of the proxy statement/prospectus under the section “The Merger—Opinion of Veritex’s Financial Advisor” is hereby supplemented by amending and restating the first sentence of the second paragraph in its entirety as follows:

Pursuant to the KBW engagement agreement, Veritex agreed to pay KBW a cash fee equal to 1.25% of the aggregate merger consideration which is currently estimated to be a fee of approximately $24 million, $2,000,000 of which became payable to KBW concurrently with Veritex entering into the merger agreement (subject to the rendering of KBW’s opinion) and the balance of which is contingent upon the closing of the merger.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Veritex and Huntington, the expected timing of completion of the transaction, and other statements that are not historical facts and are subject to numerous assumptions, risks, and uncertainties that are beyond the control of Veritex and Huntington. Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Veritex and Huntington caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Veritex’s and Huntington’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as FDIC special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the SEC, OCC, Federal Reserve, FDIC, CFPB and state-level regulators; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Veritex and Huntington; the outcome of any legal proceedings that may be instituted against Veritex and Huntington; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain Veritex shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Veritex and Huntington do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Veritex and Huntington successfully; the dilution caused by Huntington’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Veritex and Huntington. Additional factors that could cause results to differ materially from those described above can be found in Veritex’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2025 and June 30, 2025, each of which is on file with the SEC and available on Veritex’s investor relations website, ir.veritexbank.com, under the heading “Financials” and in other documents Veritex files with the SEC, and in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2025 and June 30, 2025, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website, http://www.huntington.com, under the heading “Investor Relations” and in other documents Huntington files with the SEC.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Veritex nor Huntington assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Veritex or Huntington update one or more forward-looking statements, no inference should be drawn that Veritex or Huntington will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, Huntington has filed with the SEC a Registration Statement on Form S-4 on July 21, 2025, as amended on August 8, 2025 (the “Amended Registration Statement”) (which Amended Registration Statement was declared effective on August 12, 2025), that includes a Proxy Statement of Veritex and a Prospectus of Huntington, as well as other relevant documents concerning the proposed transaction. The Amended Registration Statement is available at https://www.sec.gov/Archives/edgar/data/49196/000114036125029894/ny20052025x6_s4a.htm. The proposed transaction involving Huntington and Veritex will be submitted to Veritex's shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF VERITEX ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders are able to obtain a free copy of the definitive proxy statement/prospectus, as well as other filings containing information about Huntington and Veritex, without charge, at the SEC's website (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Huntington Investor Relations, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287, (800) 576-5007 or to Veritex Investor Relations, Veritex Holdings, Inc., 8214 Westchester Drive, Suite 800, Dallas, Texas 75225, (972) 349-6200.

PARTICIPANTS IN THE SOLICITATION

Huntington, Veritex, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Veritex in connection with the proposed transaction under the rules of the SEC. Information regarding the interests of the directors and executive officers of Huntington and Veritex and other persons who may be deemed to be participants in the solicitation of shareholders of Veritex in connection with the transaction and a description of their direct and indirect interests, by security holdings or otherwise, are included in the definitive proxy statement/prospectus related to the transaction, which was filed by Huntington with the SEC. Information regarding Huntington's directors and executive officers is available in its definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 6, 2025, and other documents filed by Huntington with the SEC. Information regarding Veritex's directors and executive officers is available in its definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2025, and other documents filed by Veritex with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described above under “Important Additional Information.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer
Date:	9/12/25